Exhibit 10.1

January 21, 2015

Wells Fargo Bank, National
Association, as Administrative Agent

550 South Tryon Street, 6th Floor

Charlotte, North Carolina  28202

Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of January 9, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Select Income REIT (the “Borrower”), the financial institutions party thereto as “Lenders”, Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and the other parties thereto.  Capitalized terms used herein but not otherwise defined herein have the respective meanings given them in the Credit Agreement.

Pursuant to Section 12.6 of the Credit Agreement, the Borrower requests that the Requisite Lenders agree as follows:

(a)           Notwithstanding the definition of Total Asset Value set forth in the Credit Agreement, for purposes of determining Total Asset Value at any time, (i) the Borrower may, in addition to the Properties currently referred to in clause (b) of such definition, include the purchase price paid for any Property acquired during the period following the end of the fiscal quarter most recently ended through the time of such determination (less any such amounts paid during such period as a purchase price adjustment or held in escrow at the time of such determination, retained as a contingency reserve at the time of such determination, or subject to other similar arrangements at the time of such determination) and (ii) for purposes of clause (c) of such definition, the amount of Marketable Securities, cash, and cash equivalents shall be calculated as of such date of determination rather than as of the end of the fiscal quarter most recently ended; and

(b)           Notwithstanding the definition of Unencumbered Asset Value set forth in the Credit Agreement, for purposes of determining Unencumbered Asset Value at any time, the Borrower may, in addition to the Unencumbered Net Operating Income currently referred to in clause (a)(i) of such definition, include the Unencumbered Net Operating Income of any Unencumbered Asset acquired during the period following the end of the fiscal quarter most recently ended through such time of determination on a pro forma basis reasonably acceptable to the Administrative Agent.

Each Lender consenting to the terms of this letter agreement should evidence its agreement to the terms of this letter agreement by executing a copy of this letter agreement in the space provided below and delivering a copy of such executed letter agreement to the Administrative Agent.  This letter agreement shall become effective on and as of the date on which the Administrative Agent shall have received counterparts of this letter agreement duly executed by the Borrower and the Requisite Lenders.

This letter agreement may be executed in counterparts and shall be governed by, and construed in accordance with, the laws of the State of New York.

Sincerely,

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name: John C. Popeo
Title: Treasurer

[Acknowledgment on Following Page]

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Wells Fargo Bank, N.A.

By:	/s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Bank of America, N.A.

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Citibank, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Royal Bank of Canada

By:	/s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Mizuho Bank, Ltd.

By:	/s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Compass Bank

By:	/s/ Keely W. McGee
Name: Keely W. McGee
Title: Senior Vice President

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Morgan Stanley Bank, N.A.

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

UBS AG, Stamford Branch

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director
Banking Products Services, US

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director
Banking Products Services, US

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Regions Bank

By:	/s/ Michael R. Mellott
Name: Michael R. Mellott
Title: Director

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

Fifth Third Bank, an Ohio Banking Corporation

By:	/s/ Casey Gehrig
Name: Casey Gehrig
Title: Vice President

[Signature page to Letter Agreement]

Acknowledged and agreed as of the date first written above:

First Tennessee Bank N.A.

By:	/s/ Jean M. Brennan
Name: Jean M. Brennan
Title: Senior Vice President

[Signature page to Letter Agreement]